Acquisition of Swell Companies	12 Months Ended
Jan. 31, 2020
Swell Companies
Disclosure of detailed information about business combination [line items]
ACQUISITIONS

4. Acquisition of Swell Companies

On May 24, 2019, the Company acquired all the common shares held in Swell Companies Limited ("Swell"). Swell operates an extraction laboratory, manufacturing, and wholesale facility in Oregon.  The Company acquired Swell for total consideration of $18,812,683 comprised of cash deposits and notes receivable of $5,050,000, a convertible promissory note for $1,000,000, assumed liabilities of $1,070,907, common shares issued in the amount of $1,130,363, stock warrants issued in the amount of $786,284, and consideration payable of $9,775,129.

This acquisition is being accounted for using the acquisition method, in accordance with IFRS 3 - Business Combinations, with the assets and liabilities acquired recorded at their fair values at the date of acquisition. The Company is required to allocate the purchase price to tangible and identifiable intangible assets acquired and liabilities assumed based on their fair values. The excess of the purchase price over those fair values of the net assets acquired is recorded as goodwill.

The purchase price and allocation of the purchase price is as follows:

- $ -
Cash	173,422
Receivables	160,801
Inventory	2,069,349
Other assets	13,565
Property and equipment	1,152,519
Right-of-use asset	611,890
Lease liability	(611,890)
Brand	709,496
Customer relationships	592,852
Licenses	915,000
Goodwill	13,676,649
Accounts payable and accrued liabilities	(650,970)
Total assets and liabilities acquired	18,812,683
Cash deposits and notes receivable	5,050,000
Convertible promissory note	1,000,000
Liabilities assumed	1,070,907
Common shares issued	1,130,363
Stock warrants issued**	786,284
Consideration payable *	9,775,129
Total consideration	18,812,683

*consideration payable includes$4,707,370 of derivative liabilities(Note 21)
**value based on acquisition date share priceof $1.20, exercise price of $1.50, expected life of 5 years, volatility of 102.6%, risk free rate of 2.16%

During the year the Company finalized an agreement with the former owners Swell Companies Limited (the "Swell Vendors") to amend the terms of the Company's forward-cash obligations to the Swell Vendors. Pursuant to the terms of the amended agreement: (a) the cash sum due to the Swell Vendors through September 2019 under the original agreement, in the amount of $850,000, will be paid by the Company on or before July 1, 2020 with interest from Nov 15, 2020 at 9.5%.; and (b) the sum of $7,350,000 due to the Swell Vendors on May 24, 2021 under the original agreement, including the Swell Vendors' option to receive $5,000,000 of such sum in cash, will be satisfied in full by the issuance of 7,015,238 common shares of C21.  The shares were issued into escrow on December 27, 2019 and will be released as follows: (a) twenty-five percent (25%) four-months-and-a-day from

October 4, 2019; and (b) the remainder of the shares in three equal instalments of one-third every four months thereafter.

At May 24, 2019, consideration payable included derivative liabilities of $4,707,370, cash consideration payable of $846,256 and commitment to issue shares of $4,221,503.

At January 31, 2020, it was determined that the goodwill and intangible amounts for Swell were impaired and should be written off.  The Company has written off $13,676,649 of goodwill and $1,536,260 of intangibles for the year ended January 31, 2020 (Note 14).

If this acquisition had been in effect at February 1, 2019, estimated revenues would have been $1.37M higher and estimated net income $0.94M lower.